Exhibit 99.1

News Release
Media contacts:
Bethany White, Comm. Specialist 740.349.3754
John Kozak, Chief Financial Officer, 740.349.3792

January 17, 2006	For Immediate Release
Park National Corporation announces 2005 earnings
and dividend for first quarter 2006
NEWARK, Ohio — Park National Corporation (Park) (AMEX:PRK) today announced earnings for 2005. Net income for the year totaled $95.238 million, a 4.1 percent increase over 2004’s earnings of $91.507 million. Diluted earnings per share for 2005 increased 5.1 percent from $6.32 in 2004 to $6.64 for 2005. Park also announced a regular cash dividend of $.92 per share, payable on March 10, 2006 to shareholders of record on February 22, 2006.
For the fourth quarter of 2005, Park reported net income of $22.831 million, or $1.61 in diluted earnings per share, compared to the same period’s net income in 2004 of $20.897 million, or $1.44 in diluted earnings per share. The fourth quarter showed an increase of 9.3 percent in net income and 11.0 percent in diluted earnings per share.
Park National Corporation is an Ohio-based bank holding company headquartered in Newark, Ohio. It holds more than $5.4 billion in assets. Its 12 community banks and two specialty financing companies consist of 134 offices (and 137 ATMs) in 29 Ohio counties.
Its significant subsidiaries include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, First Clermont Division, Scope Aircraft Finance, and Guardian Finance. For more information, visit www.parknationalcorp.com.
Financial Tables are below...
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
DECEMBER 31, 2005

INCOME STATEMENT	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DECEMBER 31,			DECEMBER 31,
			PERCENT			PERCENT
	2005	2004	CHANGE	2005	2004	CHANGE
NET INTEREST INCOME	$55,156	$53,343	3.40%	$220,564	$212,291	3.90%

PROVISION FOR LOAN LOSSES	1,400	2,485	-43.66%	5,407	8,600	-37.13%

OTHER INCOME	14,889	12,714	17.11%	59,609	52,641	13.24%

GAIN (LOSS) ON SALE OF SECURITIES	0	(899)		96	(793)

OTHER EXPENSE	36,358	33,378	8.93%	139,438	126,290	10.41%

INCOME BEFORE TAXES	32,287	29,295	10.21%	135,424	129,249	4.78%

NET INCOME	22,831	20,897	9.25%	95,238	91,507	4.08%

NET INCOME PER SHARE—BASIC	1.62	1.46	10.96%	6.68	6.38	4.70%

NET INCOME PER SHARE—DILUTED	1.61	1.44	11.81%	6.64	6.32	5.06%

CASH DIVIDENDS PER SHARE	0.92	0.90	2.22%	3.620	3.414	6.03%

RATIOS AND OTHER INFORMATION
RETURN ON AVERAGE ASSETS	1.66%	1.64%		1.71%	1.81%

RETURN ON AVERAGE EQUITY	16.33%	14.99%		17.03%	17.00%

YIELD ON EARNING ASSETS	6.41%	5.88%		6.17%	5.80%

COST OF PAYING LIABILITIES	2.46%	1.65%		2.19%	1.52%

NET INTEREST MARGIN	4.39%	4.55%		4.34%	4.56%

EFFICIENCY RATIO	51.48%	49.95%		49.32%	47.11%

NET LOAN CHARGE-OFFS	$2,073	$3,346		$5,890	$7,864

NET CHARGE-OFFS AS A PERCENT OF LOANS	0.25%	0.46%		0.18%	0.28%

BALANCE SHEET
AT DECEMBER 31,			PERCENT
	2005	2004	CHANGE

INVESTMENTS	$1,663,342	$1,926,782	-13.67%

LOANS	3,328,112	3,120,608	6.65%

LOAN LOSS RESERVE	69,694	68,328	2.00%

GOODWILL AND OTHER INTANGIBLES	69,188	40,887	69.22%

TOTAL ASSETS	5,436,048	5,412,584	0.43%

DEPOSITS	3,757,757	3,689,861	1.84%

BORROWINGS	1,028,858	1,074,024	-4.21%

EQUITY	558,430	562,561	-0.73%

BOOK VALUE PER SHARE	39.63	39.28	0.89%

NONPERFORMING LOANS	22,363	23,334	-8.15%

NONPERFORMING ASSETS	24,731	26,014	-8.51%

PAST DUE 90 DAY LOANS	7,661	5,439	40.85%

RATIOS
LOANS/ASSETS	61.22%	57.65%

NONPERFORMING LOANS/LOANS	0.67%	0.75%

PAST DUE 90 DAY LOANS/LOANS	0.23%	0.17%

LOAN LOSS RESERVE/LOANS	2.09%	2.19%

EQUITY/ASSETS	10.27%	10.39%

PARK NATIONAL CORPORATION
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004

Interest income:
Interest and fees on loans	$59,759	$46,791	$223,868	$178,853

Interest on:
Obligations of U.S. Government, its agencies and other securities	19,886	21,092	85,664	86,806

Obligations of states and political subdivisions	1,037	1,211	4,486	5,115

Other interest income	122	136	441	219

Total interest income	80,804	69,230	314,459	270,993

Interest expense:
Interest on deposits:
Demand and savings deposits	4,490	2,061	15,091	6,895

Time deposits	11,502	8,344	41,808	33,103

Interest on borrowings	9,656	5,482	36,996	18,704

Total interest expense	25,648	15,887	93,895	58,702

Net interest income	55,156	53,343	220,564	212,291

Provision for loan losses	1,400	2,485	5,407	8,600

Net interest income after provision for loan losses	53,756	50,858	215,157	203,691

Other income	14,889	12,714	59,609	52,641

Gain (loss) on sale of securities	—	(899)	96	(793)

Other expense:
Salaries and employee benefits	19,134	18,382	78,498	71,464

Occupancy expense	2,097	1,757	8,641	7,024

Furniture and equipment expense	1,287	1,351	5,278	5,749

Other expense	13,840	11,888	47,021	42,053

Total other expense	36,358	33,378	139,438	126,290

Income before federal income taxes	32,287	29,295	135,424	129,249

Federal income taxes	9,456	8,398	40,186	37,742

Net income	$22,831	$20,897	$95,238	$91,507

Per Share:

Net income — basic	$1.62	$1.46	$6.68	$6.38

Net income — diluted	$1.61	$1.44	$6.64	$6.32

Weighted average shares — basic	14,134,058	14,305,004	14,258,519	14,344,771

Weighted average shares — diluted	14,199,455	14,499,782	14,348,243	14,486,327

PARK NATIONAL CORPORATION
Consolidated Balance Sheets
(dollars in thousands, except share data)

	December 31,
	2005	2004

Assets

Cash and due from banks	$169,690	$155,529

Money market instruments	4,283	6,300

Interest bearing deposits	300	2,096

Investment securities	1,663,342	1,926,782

Loans (net of unearned interest)	3,328,112	3,120,608

Allowance for possible loan losses	69,694	68,328

Loans, net	3,258,418	3,052,280

Bank premises and equipment, net	47,172	43,179

Other assets	292,843	226,418

Total assets	$5,436,048	$5,412,584

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$667,328	$630,882

Interest bearing	3,090,429	3,058,979

Total deposits	3,757,757	3,689,861

Borrowings	1,028,858	1,074,024

Other liabilities	91,003	86,138

Total liabilities	4,877,618	4,850,023

Stockholders’ Equity:
Common stock (No par value; 20,000,000 shares authorized in 2005 and 2004; 15,271,574 shares issued in 2005 and 15,269,707 in 2004)	208,365	208,251

Accumulated other comprehensive income, net of taxes	(10,143)	12,442

Retained earnings	476,889	433,260

Treasury stock (1,178,948 shares in 2005 and 949,480 shares in 2004)	(116,681)	(91,392)

Total stockholders’ equity	558,430	562,561

Total liabilities and stockholders’ equity	$5,436,048	$5,412,584

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets
(dollars in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004

Assets
Cash and due from banks	$148,566	$142,385	$148,303	$142,102

Money market instruments	12,713	15,003	11,272	9,328

Interest bearing deposits	305	23	986	38

Investment securities	1,694,688	1,859,889	1,853,524	1,918,444

Loans (net of unearned interest)	3,312,164	2,878,862	3,278,092	2,813,069

Allowance for possible loan losses	71,050	65,220	71,052	64,676

Loans, net	3,241,114	2,813,642	3,207,040	2,748,393

Bank premises and equipment, net	47,331	37,436	46,418	36,540

Other assets	302,330	207,089	290,545	194,236

Total assets	$5,447,047	$5,075,467	$5,558,088	$5,049,081

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$665,426	$605,863	$643,032	$574,560

Interest bearing	3,135,084	2,944,791	3,187,033	2,946,360

Total deposits	3,800,510	3,550,654	3,830,065	3,520,920

Borrowings	1,009,117	896,193	1,091,730	921,278

Other liabilities	82,760	73,934	77,082	68,608

Total liabilities	4,892,387	4,520,781	4,998,877	4,510,806

Stockholders’ Equity:
Common stock	208,367	124,922	208,349	110,711

Accumulated other comprehensive income, net of taxes	(10,310)	13,511	1,309	11,293

Retained earnings	468,847	503,987	448,354	498,192

Treasury stock	(112,244)	(87,734)	(98,801)	(81,921)

Total stockholders’ equity	554,660	554,686	559,211	538,275

Total liabilities and stockholders’ equity	$5,447,047	$5,075,467	$5,558,088	$5,049,081